UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  February 7, 2011

Mellanox Technologies, Ltd.

(Exact name of Registrant as Specified in its Charter)

Israel	001-33299	98-0233400
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Hermon Building

Yokneam, Israel 20692

(Address of Principal Executive Offices)

+972-4-909-7200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A amends Item 9.01(a), Item 9.01(b) and Item 9.01(d) of the Current Report on Form 8-K filed by Mellanox Technologies, Ltd. with the Securities and Exchange Commission on February 7, 2011, to provide certain historical financial information of Voltaire Ltd., a wholly owned subsidiary of the Company (“Voltaire”), and the Company’s unaudited pro forma financial information for the year ended December 31, 2010.

Item 9.01.             Financial Statements and Exhibits.

(a)           Financial Statements of Businesses Acquired.

The consolidated financial statements of Voltaire as of and for the year ended December 31, 2010 are attached hereto as Exhibit 99.1.

(b)           Pro Forma Financial Information.

Unaudited pro forma condensed combined financial information as of and for the year ended December 31, 2010 is attached hereto as Exhibit 99.2.

(d)           Exhibits.

Exhibit No.	Description

23.1	Consent of Kesselman & Kesselman, independent registered public accounting firm.

99.1	Consolidated financial statements of Voltaire Ltd. as of and for the year ended December 31, 2010.

99.2	Unaudited pro forma condensed combined balance sheet as of December 31, 2010 and unaudited pro forma condensed combined statements of operations for the year ended December 31, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 18, 2011	MELLANOX TECHNOLOGIES, LTD.

	By:	/s/ Michael Gray
	Name:	Michael Gray
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Kesselman & Kesselman, independent registered public accounting firm.

99.1	Consolidated financial statements of Voltaire Ltd. as of and for the year ended December 31, 2010.

99.2	Unaudited pro forma condensed combined balance sheet as of December 31, 2010 and unaudited pro forma condensed combined statements of operations for the year ended December 31, 2010.